THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of May 12, 2017, is made by and among GLOBAL BROKERAGE HOLDINGS, LLC (f/k/a FXCM Holdings, LLC), a Delaware limited liability company (the “Company”), FXCM Group, LLC (f/k/a FXCM Newco, LLC), a Delaware limited liability company (“Newco” and, together with the Company, on a joint and several basis as borrowers, shall be referred to herein collectively as the “Borrower”), each of the other Loan Parties listed on the signature pages hereto, each Lender that is a party hereto (collectively, the “Consenting Lenders”) and LEUCADIA NATIONAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Company, Newco, the lenders party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of January 24, 2015, as amended from time to time prior to the date hereof (the “Credit Agreement”);
WHEREAS, capitalized terms used but not defined herein (including in the preamble and recitals) shall have the same meanings specified in the Credit Agreement);
WHEREAS, the Borrower and the Consenting Lenders have entered into the Consent and Waiver, dated the date hereof (the “Restructuring Consent”);
WHEREAS, in consideration for the Consenting Lenders agreement to enter into the Restructuring Consent, the Borrower has agreed to pay to the Consenting Lenders a fee in an amount equal to the total amount of each Payment (as defined in the Restructuring Consent) (each, a “Restructuring Consent Fee”);
WHEREAS, in order to pay each Restructuring Consent Fee, the Borrower will be deemed to have requested, and the Lenders will be deemed to have agreed, that the aggregate principal outstanding balance of the Loans be increased by an amount equal to the amount of such Restructuring Consent Fee;
WHEREAS, the Borrower has requested that the Consenting Lenders agree to amend the Credit Agreement as set forth herein; and
WHEREAS, the Consenting Lenders have agreed to such amendments on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT:
SECTION 1.Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“Payment” has the meaning ascribed to such term in the Restructuring Consent.

“Restructuring Consent” has the meaning ascribed to such term in the Third Amendment to Credit Agreement.

“Restructuring Consent Fee” has the meaning ascribed to such term in the Third Amendment to Credit Agreement.

“Third Amendment to Credit Agreement” means the Third Amendment to Amended and Restated Credit Agreement, dated as of May 12, 2017, by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means the “Effective Date” as defined in the Third Amendment to Credit Agreement.

(b)    Section 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“On the Closing Date, each Lender severally agreed to make loans to the Borrower in an aggregate amount not to exceed the amount of such Lender’s Commitment (each, a “Closing Date Loan”). In addition, on the Second Amendment Effective Date, each Lender was deemed to have made a loan to the Borrower in a principal amount equal to its Applicable Percentage of $3,500,000 (each, a “Second Amendment Effective Date Loan”). Furthermore, on each date on which a Payment is made, each Lender shall be deemed to have made a loan to the Borrower in a principal amount equal to its Applicable Percentage of the total amount of such Payment (each, a “Restructuring Payment Loan”), and the aggregate principal amount of the Loans outstanding on such date shall be deemed to be increased by the amount of each such Restructuring Payment Loan. The Closing Date Loans, together with the Second Amendment Effective Date Loans and the Restructuring Payment Loans, are each referred to, individually, as a “Loan” and collectively as the “Loans.” As of the Third Amendment Effective Date, the aggregate outstanding principal amount of all Loans (after giving effect to the deemed making of any Restructuring Payment Loans as of such time), equals $121,696,236. Amounts borrowed (or deemed borrowed) under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed.

(c)    Section 2.07 of the Credit Agreement is hereby amended by adding the following sentence after the second sentence of such section:

“Furthermore, on the date on which each Payment is made, in consideration for the agreement of the Lenders to execute and deliver the Restructuring Consent and to permit such Payment thereunder, the Borrower hereby agrees to pay the applicable Restructuring Consent Fee, which Restructuring Consent Fee shall be deemed to be paid with the proceeds of the Restructuring Payment Loans deemed made on the date of such Payment pursuant to Section 2.01.
SECTION 2.Conditions to Effectiveness of this Agreement. This Amendment shall become effective on the date (the “Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received duly executed counterparts of this Amendment from the Company, Newco, each other Loan Party and Lenders constituting at least Required Lenders; and
(b)    the representations and warranties set forth in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
SECTION 3.Representations and Warranties. Each Loan Party represents and warrants that:
(a)    such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and the Credit Agreement as amended hereby;
(b)    the execution, delivery and performance by such Loan Party of this Amendment and the Credit Agreement as amended hereby, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate or other organizational action and approvals (including, as applicable, requisite shareholder, member or partner action) (which approvals remain in full force and effect);
(c)    this Amendment has been duly executed and delivered by such Loan Party;
(d)    this Amendment and the Credit Agreement as amended hereby constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms;
(e)    the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects (or true and correct, as the case may be) as of such earlier date; and
(f)    no Default or Event of Default has occurred and is continuing.

SECTION 4.Effect of Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of any of the Borrower or any other Loan Party which would require the consent of the Lenders under the Credit Agreement or any of the other Loan Documents. On and after the Effect Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document shall be deemed a reference to the Credit Agreement as amended by this Amendment.
SECTION 5.Acknowledgment and Consent.
(a)    Each Guarantor hereby consents to the terms of this Amendment and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under each of the Loan Documents to which such Guarantor is a party shall not be impaired and each of the Loan Documents to which such Guarantor is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.
(b)    Each Guarantor hereby acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendment to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION 6.GOVERNING LAW. THIS AMENDMENT AND ALL CLAIMS AND CAUSES OF ACTION ARISING FROM THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
SECTION 8.Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer or officers as of the date first above written.

GLOBAL BROKERAGE HOLDINGS, LLC (f/k/a FXCM Holdings, LLC)

By: Global Brokerage, Inc. (f/k/a FXCM Inc.), its Managing Member

By:/s/David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

FXCM Group, LLC (f/k/a FXCM Newco, LLC)

By:/s/David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

FOREX TRADING L.L.C.

By: Global Brokerage Holdings, LLC (f/k/a FXCM Holdings, LLC), its Manager

By: Global Brokerage, Inc. (f/k/a FXCM Inc.), its Managing Member

By:/s/David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

FXCM SYSTEMS, LLC

By: Global Brokerage Holdings, LLC, its Manager

By: Global Brokerage, Inc. (f/k/a FXCM Inc.), its Managing Member

By:/s/David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

YOZMA LLC

By: Global Brokerage Holdings, LLC (f/k/a FXCM Holdings, LLC), its Manager

By: Global Brokerage, Inc. (f/k/a FXCM Inc.), its Managing Member

By:/s/David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

FINANCIAL HORIZONS CAPITAL, LLC

By: Global Brokerage Holdings, LLC (f/k/a FXCM Holdings, LLC), its Manager

By: Global Brokerage, Inc. (f/k/a FXCM Inc.), its Managing Member

By:/s/David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

HORIZONS FUNDING, LLC

By: Financial Horizons Capital, LLC, its Manager

By: Global Brokerage Holdings, LLC (f/k/a FXCM Holdings, LLC), its Manager

By: Global Brokerage, Inc. (f/k/a FXCM Inc.), its Managing Member

By:/s/David S. Sassoon
Name: David S. Sassoon
Title: General Counsel

LEUCADIA NATIONAL CORPORATION,
as Administrative Agent

By: /s/Michael J. Sharp
Name: Michael J. Sharp
Title: EVP & General Counsel

LUK-FX Holdings, LLC,
as Lender
By: Leucadia National Corporation, its sole member

By: /s/Michael J. Sharp
Name: Michael J. Sharp
Title: EVP & General Counsel